MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online or by phone instead of mailing this card. DESIGNATION (IF ANY) Votes submitted electronically must be ADD 1 000001 ADD 2 received by June 17, 2024 at 11:59 P.M., ADD 3 Eastern time. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.investorvote.com/CFIC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.investorvote.com/CFIC Special Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. + For Against Abstain For Against Abstain 1. A proposal to approve the Agreement and Plan of Merger, dated 2. A proposal to approve an amendment to Cornerstone’s as of January 18, 2024, by and between Princeton Bancorp, Inc., certificate of incorporation to reflect the reverse stock split and Cornerstone, and the transactions contemplated by that originally approved by Cornerstone’s shareholders on agreement, pursuant to which Cornerstone will merge with and September 21, 2016 into Princeton, as more fully described in the accompanying proxy statement/prospectus 3. A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 615084 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03ZVNB

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CFIC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Cornerstone FinanHcial Corporation Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — June 18, 2024 The undersigned hereby appoints the Board of Directors of Cornerstone Financial Corporation (the “Company”), and each of them to vote all of the shares of the Company standing in the undersigned’s name at the Special Meeting of Shareholders of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054, and at adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting. This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the approval of the Agreement and Plan of Merger, dated as of January 18, 2024, by and between Princeton Bancorp, Inc., and Cornerstone, and the transactions contemplated by that agreement, pursuant to which Cornerstone will merge with and into Princeton, as more fully described in the accompanying proxy statement/prospectus, FOR the approval of an amendment to Cornerstone’s certificate of incorporation to reflect the reverse stock split originally approved by Cornerstone’s shareholders on September 21, 2016 and FOR the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal. PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE. (Items to be voted appear on reverse side)

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by June 17, 2024 at 11:59 P.M., Eastern time. Online Go to www.investorvote.com/CFIC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.investorvote.com/CFIC Special Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. + For Against Abstain For Against Abstain 1. A proposal to approve the Agreement and Plan of Merger, dated 2. A proposal to approve an amendment to Cornerstone’s as of January 18, 2024, by and between Princeton Bancorp, Inc., certificate of incorporation to reflect the reverse stock split and Cornerstone, and the transactions contemplated by that originally approved by Cornerstone’s shareholders on agreement, pursuant to which Cornerstone will merge with and September 21, 2016 into Princeton, as more fully described in the accompanying proxy statement/prospectus 3. A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. 1UPX + 03ZVNB

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CFIC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Cornerstone Financial Corporation Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — June 18, 2024 The undersigned hereby appoints the Board of Directors of Cornerstone Financial Corporation (the “Company”), and each of them to vote all of the shares of the Company standing in the undersigned’s name at the Special Meeting of Shareholders of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054, and at adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting. This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the approval of the Agreement and Plan of Merger, dated as of January 18, 2024, by and between Princeton Bancorp, Inc., and Cornerstone, and the transactions contemplated by that agreement, pursuant to which Cornerstone will merge with and into Princeton, as more fully described in the accompanying proxy statement/prospectus, FOR the approval of an amendment to Cornerstone’s certificate of incorporation to reflect the reverse stock split originally approved by Cornerstone’s shareholders on September 21, 2016 and FOR the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal. PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE. (Items to be voted appear on reverse side)

MMMMMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. + For Against Abstain For Against Abstain 1. A proposal to approve the Agreement and Plan of Merger, dated 2. A proposal to approve an amendment to Cornerstone’s as of January 18, 2024, by and between Princeton Bancorp, Inc., certificate of incorporation to reflect the reverse stock split and Cornerstone, and the transactions contemplated by that originally approved by Cornerstone’s shareholders on agreement, pursuant to which Cornerstone will merge with and September 21, 2016 into Princeton, as more fully described in the accompanying proxy statement/prospectus 3. A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. 1UPX 615084 + 03ZVOB

qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Cornerstone Financial Corporation Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — June 18, 2024 The undersigned hereby appoints the Board of Directors of Cornerstone Financial Corporation (the “Company”), and each of them to vote all of the shares of the Company standing in the undersigned’s name at the Special Meeting of Shareholders of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054, and at adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting. This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the approval of the Agreement and Plan of Merger, dated as of January 18, 2024, by and between Princeton Bancorp, Inc., and Cornerstone, and the transactions contemplated by that agreement, pursuant to which Cornerstone will merge with and into Princeton, as more fully described in the accompanying proxy statement/prospectus, FOR the approval of an amendment to Cornerstone’s certificate of incorporation to reflect the reverse stock split originally approved by Cornerstone’s shareholders on September 21, 2016 and FOR the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal. PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE. (Items to be voted appear on reverse side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. + For Against Abstain For Against Abstain 1. A proposal to approve the Agreement and Plan of Merger, dated 2. A proposal to approve an amendment to Cornerstone’s as of January 18, 2024, by and between Princeton Bancorp, Inc., certificate of incorporation to reflect the reverse stock split and Cornerstone, and the transactions contemplated by that originally approved by Cornerstone’s shareholders on agreement, pursuant to which Cornerstone will merge with and September 21, 2016 into Princeton, as more fully described in the accompanying proxy statement/prospectus 3. A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. 1UPX + 03ZVOB

qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Cornerstone Financial Corporation Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — June 18, 2024 The undersigned hereby appoints the Board of Directors of Cornerstone Financial Corporation (the “Company”), and each of them to vote all of the shares of the Company standing in the undersigned’s name at the Special Meeting of Shareholders of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054, and at adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting. This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the approval of the Agreement and Plan of Merger, dated as of January 18, 2024, by and between Princeton Bancorp, Inc., and Cornerstone, and the transactions contemplated by that agreement, pursuant to which Cornerstone will merge with and into Princeton, as more fully described in the accompanying proxy statement/prospectus, FOR the approval of an amendment to Cornerstone’s certificate of incorporation to reflect the reverse stock split originally approved by Cornerstone’s shareholders on September 21, 2016 and FOR the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal and the amendment proposal. PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE. (Items to be voted appear on reverse side)